EQRx

NEW PHARMA

DISCLAIMER

This presentation (this "Presentation") relates to EQRx, Inc. (together with its subsidiaries, "EQRx"). EQRx is a new type of pharmaceutical company committed to developing and delivering innovative medicines to patients at radically lower prices. Launched in January 2020, EQRx is purpose-built, at scale, with a growing catalog of medicines in development in high-cost drug categories and emerging partnerships with leading payers and providers. Leveraging cutting-edge science and technology and strategic partnerships with stakeholders from across the healthcare system, EQRx aims to provide innovative, patent-protected medicines more efficiently and cost-effectively than ever before. In December 2021, EQRx completed the business combination among EQRx International, Inc. and CM Life Sciences III and began trading on the Nasdaq Global Market as the combined company under the ticker symbol EQRX.

Forward-Looking Statements. Certain statements in this Presentation may be considered forward-looking statements within the meaning of the provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to potential future events or EQRx's potential future financial or operating performance. For example, statements concerning the following include forward-looking statements: EQRx's ability to execute its business model and generate revenue; EQRx's ability to identify, develop and commercialize drug candidates at drastically lower prices than other companies; EQRx's strategy regarding establishing relationships with private and public payer organizations; EQRx's ability to reach binding commercial agreements with its current and future private and public payer and PBM partners, create cost savings and improve patient access to innovative medicines, enter into a longer-term strategic partnership and the number of lives covered under these and other partner agreements; the initiation, cost, timing, progress and results of research and development activities, preclinical and/or clinical trials with respect to EQRx's current and future drug candidates; estimates of EQRx's total addressable market, future revenue, profitability, operating expenses, capital requirements, hiring plans and organizational build-out and its related needs for additional financing; EQRx's ability to advance its current and future drug candidates into, and successfully complete, preclinical studies and clinical trials; the relationship of EQRx with the U.S. Food and Drug Administration ("FDA") and other regulators, including with respect to such regulators' acceptance of clinical data generated by third parties; and the potential effects of the business combination . In some cases, you can identify forward-looking statements by terminology such as (but not limited to) "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential", "could", "project", "budget", "forecast", "anticipate", "plan", "design" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by EQRx and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond EQRx's control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the prospectus dated December 23, 2021 and filed with the SEC, and other documents filed by EQRx from time to time with the SEC, as well as factors associated with companies, such as EQRx, that operate in the biopharma industry, including uncertainty in the timing or results of preclinical studies and clinical trials, product acceptance and/or receipt of regulatory approvals for product candidates, including any delays and other impacts from the COVID-19 pandemic. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. EQRx does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in EQRx.

Industry and Market Data. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and EQRx's own internal estimates and research. In this Presentation, EQRx relies on and refers to publicly available information and statistics regarding market participants in the sectors in which EQRx competes and other industry data. Any comparison of EQRx to any other entity assumes the reliability of the information available to EQRx. EQRx obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while EQRx believes its internal research is reliable, such research has not been verified by any independent source and EQRx has not independently verified the information.

Trademarks. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but EQRx will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

OUR MISSION

IMPROVE HEALTH **FOR ALL** WITH GREAT, INNOVATIVE, **AFFORDABLE MEDICINES**

EQRx

What is EQRx?

EQRx IS BUILDING A PLATFORM AT SCALE

INNOVATIVE THERAPIES

POPULATION ACCESS

PAYERS & HEALTH SYSTEM PARTNERS WILL **DRIVE ADOPTION**

INNOVATIVE THERAPIES

GLOBAL **BUYERS'** CLUB

POPULATION ACCESS

GROWING CATALOG OF HIGH-QUALITY, INNOVATIVE BRANDED MEDICINES AT RADICALLY LOWER PRICES

INNOVATIVE THERAPIES

CATALOG OF MEDICINES

GLOBAL BUYERS' CLUB

POPULATION ACCESS

HOW CAN WE DO THIS?

By fundamentally reengineering the model and creating NEW PHARMA

OUR PLATFORM IS DESIGNED TO ALIGN INCENTIVES ACROSS THE ECOSYSTEM

MORE ACCESS = MORE SAVINGS



MORE MEDICINE VOLUME
&
CATALOG EXPANSION
EQRx
RADICALLY LOWER PRICES
PAYER PULL THROUGH
POPULATION ACCESS
MORE SYSTEM SAVINGS
&
EXPANDED ACCESS
INNOVATIVE THERAPIES
EQRx

CREATING A GLOBAL BUYERS' CLUB THAT INCLUDES **PUBLIC** AND **PRIVATE PAYERS** ACROSS OECD COUNTRIES


POPULATION
ACCESS


GLOBAL
BUYERS'
CLUB
UNIVERSAL COVERAGE SYSTEMS
SINGLE PAYER SYSTEMS
REGIONAL PAYERS
NATIONAL PAYERS
EMPLOYER GROUPS
PHARMACY BENEFIT MANAGERS
HEALTH SYSTEMS & PROVIDERS
PUBLIC PAYERS

EQRx

OUR MODEL **RESONATES BROADLY** ACROSS DIFFERENT PAYERS & HEALTH SYSTEMS


POPULATION ACCESS


GLOBAL
BUYERS'
CLUB

REGIONAL PAYERS

BlueCross BlueShield of North Carolina

"Let's Try Something Different to Control Drug Costs"
Long-term, strategic partnership with EQRx to generate market acceptance and adoption of EQRx's medicines upon FDA approval

Horizon Healthcare Services

Multi-year, strategic partnership to make high-quality medicines more accessible and to reduce drug spend, by creating frictionless access to EQRx's radically lower cost medicines upon FDA approval

EQRx

OUR MODEL **RESONATES BROADLY** ACROSS DIFFERENT PAYERS & HEALTH SYSTEMS


POPULATION
ACCESS


GLOBAL
BUYERS'
CLUB

SINGLE PAYER SYSTEM

NHS

EQRx and NHSE Sign Memorandum of Understanding to Enter into England's First Population Health Partnership for Cancer Drugs

OUR MODEL **RESONATES BROADLY** ACROSS DIFFERENT PAYERS & HEALTH SYSTEMS

GLOBAL **BUYERS'** CLUB

IN 2021

70M+

LIVES COVERED

POPULATION ACCESS

REGIONAL PAYERS
SINGLE PAYER SYSTEMS
INTEGRATED DELIVERY NETWORKS

EQRx

3 NEW PARTNERSHIPS


POPULATION
ACCESS


GLOBAL
BUYERS'
CLUB
INTEGRATED DELIVERY
NETWORK

Geisinger

Geisinger and EQRx sign MOU providing roadmap for patient access to EQRx's pipeline of innovative medicines upon FDA approval

Expansion of an existing long-term, strategic partnership between the two organizations

EQRx

3 NEW PARTNERSHIPS


POPULATION
ACCESS


GLOBAL
BUYERS'
CLUB

REGIONAL PAYER

blue california

Blue Shield of California and EQRx are collaborating to further their common goals to help ensure every person has safe, equitable access to sustainably affordable prescription drugs and lower overall healthcare costs

3 NEW PARTNERSHIPS


POPULATION
ACCESS


GLOBAL
BUYERS'
CLUB
PHARMACY
BENEFIT MANAGER
& NATIONAL PAYER

CVS Health

CVS Health and EQRx sign MOU to explore opportunities to enter into a long term, strategic partnership spanning the CVS enterprise to improve access to innovative, lower-cost medicines to CVS Health clients, patients and members

3 NEW PARTNERSHIPS



GLOBAL
BUYERS'
CLUB
110M+
ADDITIONAL LIVES
POPULATION
ACCESS
180M+
TOTAL
LIVES COVERED

PAYER PULL THROUGH ANTICIPATED TO **INCREASE ADOPTION** WITHIN THE COVERED LIVES OF OUR GLOBAL BUYERS' CLUB

TRADITIONAL THERAPEUTIC ACCESS



COVERED LIVES

STRENGTH OF PULL MODEL

Aligned incentives maximize adoption

CURRENT PARTNERS COVER 180M+ LIVES

PLUS DISTRIBUTION PARTNERSHIP


GLOBAL
BUYERS'
CLUB


180M+
LIVES

Abdul Latif Jameel
HEALTH

Abdul Latif Jameel Health has a vision to accelerate access to modern medical care for those who need it most, across the Middle East, Africa, Turkey and beyond

TARGETING THE **HIGHEST COST BURDEN** TO PATIENTS AND PAYERS


$1 TRILLION
IN 2026
ONCOLOGY & IMMUNE-INFLAMMATORY DISEASES
$500B
GLOBAL SPEND ADDRESSED


CATALOG OF
MEDICINES

SCALING RAPIDLY – WITH **10+ PROGRAMS TODAY ADDRESSING ~$100B+** OF GLOBAL DRUG SPEND



$1 TRILLION
IN 2026
ONCOLOGY & IMMUNE-INFLAMMATORY DISEASES
$100B
GLOBAL SPEND ADDRESSED
Aumolertinib
EGFR
Sugemalimab
PD-L1
EQ121
JAK1
Lerociclib
CDK4/6
EQ176
formerly CS1003
PD-1
Undisclosed Program
Undisclosed Program
Undisclosed Program
Undisclosed Program
Undisclosed Program
2
PRE-REGISTRATIONAL*
3
CLINICAL
5+
PRE-CLINICAL / DISCOVERY
CATALOG OF
MEDICINES
EQRx

Note (*): Phase 3 primary endpoints have been met, additional evidence collection is continuing, and discussions with regulatory bodies regarding filing for marketing approval are ongoing

PORTFOLIO OF HIGH-QUALITY MEDICINES
GENERATING DATA PEOPLE WANT TO SEE

AUMOLERTINIB | EGFR INHIBITOR

- Significantly prolongs PFS (HR=0.46) with fewer side effects vs. gefitinib in Phase 3 first-line EGFR-mutated NSCLC (p-value < 0.0001)
- 700+ patients treated in clinical trials
- Drug approved in second-line and more recently first-line setting in China
- Ongoing global study in adjuvant NSCLC
- Novel targeted combinations (w/ Turning Point Therapeutics)


CATALOG OF
MEDICINES

DIRECT COMPARISON TRIAL

We will generate evidence with a randomized, multi-center, US-led trial comparing:

AUMO vs **AUMO+CHEMO** vs **OSIMERTINIB**

Note: aumolertinib is in-licensed from Hansoh (Shanghai) Healthtech Co., LTD and Jiangsu Hansoh Phamaceutical Group Company LTD

PORTFOLIO OF HIGH-QUALITY MEDICINES
GENERATING DATA PEOPLE WANT TO SEE

SUGEMALIMAB | PD-L1

- Significantly prolongs PFS in Stage III and Stage IV NSCLC (HR=0.64 and 0.48, respectively), across pathologic sub-types (p-values 0.0026 and <0.0001, respectively)
- 1,600+ patients treated in clinical trials
- First PD-L1 that demonstrates benefit in Stage III after either concurrent or sequential chemoradiotherapy
- Approved in China for first-line NSCLC
- FDA Breakthrough Therapy Designation in extranodal NK/T cell lymphoma



CATALOG OF
MEDICINES

DIRECT COMPARISON TRIAL

We will generate evidence with a randomized, multi-center, US-led trial comparing:

SUGE vs APPROVED PDx's

Note: sugemalimab is in-licensed from CStone Pharmaceuticals

TARGETING **20+ PROGRAMS** IN 2022


ONCOLOGY, IMMUNE-INFLAMMATORY DISEASES & OTHERS
$200B
TOTAL
+$100B
GLOBAL SPEND ADDRESSED
New Program
New Program
New Program
New Program
New Program
New Program
New Program
New Program
New Program
New Program
CATALOG OF
MEDICINES

EQRx

BUILDING OUR CATALOG THROUGH **IN-LICENSING**

Including our first 5 clinical & several preclinical programs



PHARMA
BIOTECH
WESTERN
EASTERN
CATALOG OF
MEDICINES
ENGINEERING
IN-LICENSING
PIPELINE SOURCES

BUILDING OUR CATALOG THROUGH **DRUG ENGINEERING** COLLABORATIONS

Including 5 partners today

Exscientia
evotec
RELAY THERAPEUTICS
AbCellera
AbSci


CATALOG OF
MEDICINES

ENGINEERING

IN-LICENSING

PIPELINE SOURCES

WHAT **ENABLES** THIS PLATFORM?

DESIGNING A **HIGHLY EFFICIENT** MODEL


PIPELINE SOURCES
CATALOG OF
MEDICINES
GLOBAL
BUYERS'
CLUB

1 HIGHER EXPECTED SUCCESS RATE

50-70% anticipated by targeting known biology

2 EFFICIENT DRUG DEVELOPMENT

- Evidence generation to adoption
- Modernized trial operations
- Data science native

3 STREAMLINED COMMERCIAL MODEL

Payer partnerships generate the pull

EQRx

IMPROVE HEALTH FOR ALL

OFFERING
RADICALLY
LOWER PRICES

- Sustainable pricing for payers & health systems
- Unprecedented access for patients
- Profitable business for EQRx

THE EQRx PLATFORM TODAY


CATALOG OF
MEDICINES
GLOBAL
BUYERS'
CLUB
+ RAISED >$2B
+ HIRED 250

$100B+
GLOBAL SPEND ADDRESSED

180M+
LIVES COVERED

EQRx

EXPECTED CATALYSTS IN THE YEAR AHEAD

EQRx

CATALOG OF MEDICINES

First regulatory filings in H2 2022

Expand to **20+ programs** and **$200B+** global drug spend

GLOBAL BUYERS' CLUB

Announce additional first-of-kind partnerships with payers and providers

Expand to **350M+ partnership lives**

KEY METRICS

~$1.7B* cash & cash equivalents as of Dec 2021

$350M – 500M operating expense in 2022

~500 EQRx-ers by the end of 2022

**Unaudited*

GROWTH HORIZONS



CATALOG OF
MEDICINES
GLOBAL
BUYERS'
CLUB
GLOBAL SPEND ADDRESSED
LIVES COVERED

TODAY	2023-2027	2028 & BEYOND
Building scale in our pipeline and payer partnerships	Launching medicines; Delivering revenue; Scaling pipeline & payer partnership	PLATFORM AT SCALE Unprecedented access to innovative medicines for all

EQRx

GROWTH HORIZONS



GLOBAL SPEND ADDRESSED



CATALOG OF
MEDICINES
GLOBAL
BUYERS'
CLUB



LIVES COVERED

TODAY

Building scale in our pipeline and payer partnerships

2023-2027

Launching medicines;
Delivering revenue;
Scaling pipeline & payer partnership

2028 & BEYOND

PLATFORM AT SCALE
Unprecedented access to innovative medicines for all

GROWTH HORIZONS



CATALOG OF
MEDICINES
GLOBAL
BUYERS'
CLUB
GLOBAL SPEND ADDRESSED
LIVES COVERED

TODAY	2023-2027	2028 & BEYOND
Building scale in our pipeline and payer partnerships	Launching medicines; Delivering revenue; Scaling pipeline & payer partnership	PLATFORM AT SCALE Unprecedented access to innovative medicines for all

EQRx

This is **NEW PHARMA**

EQRx

REMAKING MEDICINE